UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event
reported)  February 23, 2016

Build-A-Bear Workshop, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32320	43-1883836
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri	63114
(Address of Principal Executive Offices)	(Zip Code)

(314) 423-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)              On February 23, 2016, Mr. Timothy Kilpin and Ms. Sarah Personette were elected to the board of directors (the “Board”) of Build-A-Bear Workshop, Inc. (the “Company”) by the Board.  Mr. Kilpin will serve as a Class III director and his term will expire at the 2016 annual meeting of stockholders of the Company.  Ms. Personette will serve as a Class I director and her term will expire at the 2017 annual meeting of stockholders of the Company. With the appointment of Mr. Kilpin and Ms. Personette, the Board now includes nine members, seven of whom are deemed independent by the Board under New York Stock Exchange rules and other applicable regulations.  As previously announced, James Gould will not stand for re-election.  Accordingly, the size of the Board will be reduced to eight members immediately prior to the Company’s annual meeting of stockholders in May 2016.

There is no arrangement or understanding between Mr. Kilpin and any other person pursuant to which Mr. Kilpin was elected as a director.  Mr. Kilpin was determined to be independent by the Board and will serve as member of the Board’s Audit Committee and as a member of the Board’s Compensation and Development Committee (the “Compensation Committee”).

There is no arrangement or understanding between Ms. Personette and any other person pursuant to which Ms. Personette was elected as a director.  Ms. Personette was determined to be independent by the Board and will serve as member of the Board’s Compensation and Development Committee and as a member of the Board’s Nominating and Corporate Governance Committee.

In addition, in connection with their election to the Board and in accordance with the Company’s non-employee director compensation policies, the Compensation and Development Committee approved awards to Mr. Kilpin and Ms. Personette of 1,194 shares of restricted stock each under the Company's Third Amended and Restated 2004 Stock Incentive Plan. Pursuant to their restricted stock award agreements, the shares will vest May 12, 2016, subject to their continued service on the Board.  Their ongoing annual compensation will be consistent with that provided to the Company’s other non-employee directors, as described in the Company’s most recent proxy statement filed with the Securities and Exchange Commission (the “SEC”).

The Company is not aware of any transactions, proposed transactions, or series of either to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Kilpin or Ms. Personette had, or will have, a direct or indirect material interest.

Important Additional Information and Where to Find It
The “Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). The Company plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2016 Annual Meeting (the “2016 Proxy Statement”). Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2016 Proxy Statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. This information can also be found in the Company’s definitive proxy statement for its 2015 Annual Meeting of Stockholders (the “2015 Proxy Statement”), filed with the SEC on April 6, 2015. To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the 2015 Proxy Statement, such changes have been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

STOCKHOLDERS ARE URGED TO CAREFULLY READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), 2015 PROXY STATEMENT, THE FORM 10-K AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of the 2016 Proxy Statement (when filed), 2015 Proxy Statement, Form 10-K and any other documents (including the WHITE proxy card) filed or to be filed by the Company with the SEC in connection with the 2016 Annual Meeting at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.buildabear.com) or by writing to Eric Fencl, Corporate Secretary, Build-A-Bear Workshop, Inc., 1954 Innerbelt Business Center Dr., St. Louis, Missouri 63114. No information contained on any website referenced in this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)               On February 23, 2016, the Board adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective on that date.  The amended Bylaws, and a copy of the amended Bylaw provisions marked to show changes from the relevant prior Bylaw provisions, are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Section 1.5 of the Bylaws was amended to provide that directors shall be elected by the vote of the majority of the votes cast with respect to a director nominee’s election at a meeting of the stockholders, provided that if, under certain circumstances, the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of votes cast by the shares entitled to vote in the election.  Section 1.5 of the Bylaws had previously provided that directors shall be elected by a plurality of the votes cast at a meeting of the stockholders.

In addition, Section 2.9 of the Bylaws was amended to provide that in the event that a director fails to receive the number of votes required for reelection to the Board, then, upon receipt of the director’s resignation in accordance with the Board’s Director Resignation Policy, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether the Board should accept the director’s resignation, reject the director’s resignation or take such other action as such Committee may recommend.  The Board will act on such recommendation, and publicly disclose its decision and the rationale behind such action, within ninety (90) days after certification of the election results.

Item 8.01                Other Events.

On February 24, 2016, the Company issued a press release announcing the election of Mr. Kilpin and Ms. Personette to the Board, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                Financial Statements and Exhibits.

            (d)               Exhibits

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Bylaws of Build-A-Bear Workshop, Inc., as amended through February 23, 2016.
3.2
Sections 1.5 and 2.9 of the Amended and Restated Bylaws of Build-A-Bear Workshop, Inc., as amended through February 23, 2016, marked to show changes from prior corresponding Amended and Restated Bylaws provisions.

99.1	Press release dated as of February 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: February 24, 2016	By:	/s/ Eric Fencl
	Name:	Eric Fencl
	Title:	Chief Administrative Officer,
General Counsel and Secretary

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